SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 3, 2002


                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


          DELAWARE                       1-4717                  44-0663509
-----------------------------     --------------------   ----------------------
(State or other jurisdiction      (Commission file        (IRS Employer
      of incorporation)                  number)          Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         EXHIBIT NO.          DOCUMENT

         (99)                 Additional Exhibits

         99.1 Press Release issued by Kansas City Southern dated July 3, 2002 entitled, "Kansas City Southern Announces Second Quarter 2002 Meeting, Conference Call," is attached hereto as Exhibit 99.1


ITEM 9.          REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated July 3, 2002, announcing the date, time and other relevant information regarding the Company's second quarter meeting and conference call of its financial results for the three and six months ended June 30, 2002.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Kansas City Southern

Date: July 15, 2002                     By:         /S/  LOUIS G. VAN HORN
                                              ----------------------------------
                                                       Louis G. Van Horn
                                                Vice President and Comptroller
                                                (Principal Accounting Officer)

EXHIBIT 99.1

KANSAS CITY SOUTHERN                                               PRESS RELEASE
427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105               NYSE SYMBOL: KSU


     Date:                 July 3, 2002

     Media  Contact:       William H.  Galligan                     816/983-1551
                           william.h.galligan@kcsr.com



KANSAS CITY SOUTHERN  ANNOUNCES  SECOND  QUARTER 2002 MEETING,  CONFERENCE  CALL

Kansas City Southern (KCS) will report financial results for the Second Quarter 2002 on Thursday, July 25, before the opening of trading on the New York Stock Exchange.

KCS will hold its Second Quarter 2002 earnings presentation on July 25th at 1:00 p.m. EDT. The presentation will take place at the Morgan Chase Building, 11th Floor, Conference Room C, 270 Park Avenue, New York City. Shareholders and interested parties who are not able to attend in person are invited to listen to the presentation via telephone. To listen, please call (800) 314-7867 (domestic) or (719) 867-0640 (international), code # 576829, at least five minutes prior to 1:00 p.m. EDT. The accompanying slides to the presentation will be available on the KCS website, WWW.KCSI.COM on July 25th. Additionally, a replay of the presentation will be available by calling (888) 203-1112 or (719) 457-0820, confirmation # 576829. The replay will be available for one week.